UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2017

General Motors Financial Company, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3500, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement.

On January 11, 2017, General Motors Financial Company, Inc. (the “Company”) completed the public offering of $500,000,000 aggregate principal amount of its Floating Rate Notes due 2022 (the “Floating Rate Notes”), $1,250,000,000 aggregate principal amount of its 3.450% Senior Notes due 2022 (the “2022 Notes”) and $750,000,000 aggregate principal amount of its 4.350% Senior Notes due 2027 (the “2027 Notes” and, together with the Floating Rate Notes and 2022 Notes, the “Notes”) pursuant to an Underwriting Agreement, dated January 11, 2017 (the “Underwriting Agreement”), among the Company, AmeriCredit Financial Services, Inc. and Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”). The Notes are guaranteed by the Company’s principal United States operating subsidiary, AmeriCredit Financial Services, Inc. (the “Guarantor”).

The Company estimates that the net proceeds of the offering of the Notes will be approximately $2.49 billion, after deducting the Underwriters’ discounts and commissions and the estimated expenses of the offering. The net proceeds from the offering will be added to the Company’s general funds and will be available for general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company and the Guarantor, customary conditions to closing, other obligations of the parties and termination provisions. Additionally, the Company and the Guarantor have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is a brief summary of the Underwriting Agreement and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Notes were sold pursuant to a shelf registration statement on Form S-3 (File No. 333-206678) as filed with the Securities and Exchange Commission (the “SEC”) on August 31, 2015, and automatically effective on August 31, 2015. A prospectus supplement dated January 11, 2017 relating to the Notes and supplementing the prospectus dated August 31, 2015 was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under the Securities Act. The legal opinion of Hunton & Williams LLP related to the offering of the Notes pursuant to the Registration Statement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Indenture; Supplemental Indentures

The Company issued the Notes pursuant to the Indenture, dated October 13, 2015 (the “Base Indenture”), by and between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented with respect to the Floating Rate Notes by the Thirteenth Supplemental Indenture, dated January 17, 2017 (the “Thirteenth Supplemental Indenture”), by and among the Company, the Guarantor and the Trustee, as further supplemented with respect to the 2022 Notes by the Fourteenth Supplemental Indenture, dated January 17, 2017 (the “Fourteenth Supplemental Indenture”), by and among the Company, the Guarantor and the Trustee, and as further supplemented with respect to the 2027 Notes by the Fifteenth Supplemental Indenture, dated January 17, 2017 (the “Fifteenth Supplemental Indenture” and, together with the Base Indenture, the Thirteenth Supplemental Indenture and the Fourteenth Supplemental Indenture, the “Indenture”), by and among the Company, the Guarantor and the Trustee.

The Floating Rate Notes will bear interest at a rate, reset quarterly, equal to three-month LIBOR plus 1.550%. Interest will accrue on the Floating Rate Notes from January 17, 2017 and the Company will pay interest on the Floating Rate Notes quarterly on January 14, April 14, July 14 and October 14 of each year, beginning on April 14, 2017. The Floating Rate Notes will mature on January 14, 2022.

The 2022 Notes will bear interest at a rate of 3.450% per year on the principal amount of the 2022 Notes, payable semi-annually in arrears on January 14 and July 14 of each year, beginning on July 14, 2017. The 2022 Notes will mature on January 14, 2022.

The 2027 Notes will bear interest at a rate of 4.350% per year on the principal amount of the 2027 Notes, payable semi-annually in arrears on January 17 and July 17 of each year, beginning on July 17, 2017. The 2027 Notes will mature on January 17, 2027.

The Company may not redeem the Floating Rate Notes prior to maturity. The Company, at its option, may redeem the 2022 Notes or the 2027 Notes at any time in whole or from time to time in part. If the 2022 Notes are redeemed prior to December 14, 2021 (the date that is one month prior to the stated maturity date for the 2022 Notes) or if the 2027 Notes are redeemed prior to October 17, 2026 (the date that is three months prior to the stated maturity date for the 2027 Notes), the redemption price for the Notes to be redeemed will equal the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon to the date of redemption: (i) 100% of the principal amount of the Notes being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the applicable Treasury Rate plus 25 basis points in the case of the 2022 Notes and 30 basis points in the case of the 2027 Notes. The Company will also pay the accrued and unpaid interest on the principal amount being redeemed to the date of redemption. If the 2022 Notes are redeemed on or after December 14, 2021, the redemption price for the 2022 Notes to be redeemed will equal 100% of the principal amount of such 2022 Notes plus accrued and unpaid interest thereon to but excluding the redemption date. If the 2027 Notes are redeemed on or after October 17, 2026, the redemption price for the 2027 Notes to be redeemed will equal 100% of the principal amount of such 2027 Notes plus accrued and unpaid interest thereon to but excluding the redemption date.

The Indenture contains covenants that limit the Company’s ability to sell all or substantially all of its assets or merge or consolidate with or into other companies and that provide that the Company and certain of its subsidiaries may not grant liens to other creditors, unless the Notes are secured by liens on an equal and ratable basis to those granted to such other creditors.

The Indenture provides for customary events of default, including nonpayment, failure to comply with covenants or other agreements in the Indenture, any subsidiary guarantee shall cease to be in full force and effect or any guarantor shall deny or disaffirm its obligations under its subsidiary guarantee, and certain events of bankruptcy or insolvency. If any event of default occurs and is continuing with respect to a series of Notes, the trustee or the holders of at least 25% in principal amount of the then outstanding Notes of such series may declare all of the Notes of such series to be due and payable immediately.

Copies of the Base Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture and the Fifteenth Supplemental Indenture are attached as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing description is a brief summary of the Indenture and does not purport to be a complete statement of the parties’ rights and obligations thereunder. The foregoing description is qualified in its entirety by the terms of the Indenture.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 11, 2017, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, in connection with the offer and sale of $500,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2022, $1,250,000,000 aggregate principal amount of the Company’s 3.450% Senior Notes due 2022 and $750,000,000 aggregate principal amount of the Company’s 4.350% Senior Notes due 2027.

4.1	Indenture, dated October 13, 2015, by and between General Motors Financial Company, Inc. and Wells Fargo Bank, National Association, as trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated October 13, 2015, and incorporated by reference herein.

4.2	Thirteenth Supplemental Indenture, dated January 17, 2017, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, with respect to the Floating Rate Notes due 2022.

4.3	Fourteenth Supplemental Indenture, dated January 17, 2017, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, with respect to the 3.450% Senior Notes due 2022.

4.4	Fifteenth Supplemental Indenture, dated January 17, 2017, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, with respect to the 4.350% Senior Notes due 2027.

4.5	Form of Global Note for General Motors Financial Company, Inc.’s Floating Rate Notes due 2022 (included in Exhibit 4.2).

4.6	Form of Global Note for General Motors Financial Company, Inc.’s 3.450% Senior Notes due 2022 (included in Exhibit 4.3).

4.7	Form of Global Note for General Motors Financial Company, Inc.’s 4.350% Senior Notes due 2027 (included in Exhibit 4.4).

5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Motors Financial Company, Inc. (Registrant)

Date: January 17, 2017	By:	/s/ Chris A. Choate
Chris A. Choate
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 11, 2017, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, in connection with the offer and sale of $500,000,000 aggregate principal amount of the Company’s Floating Rate Notes due 2022, $1,250,000,000 aggregate principal amount of the Company’s 3.450% Senior Notes due 2022 and $750,000,000 aggregate principal amount of the Company’s 4.350% Senior Notes due 2027.

4.1	Indenture, dated October 13, 2015, by and between General Motors Financial Company, Inc. and Wells Fargo Bank, National Association, as trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated October 13, 2015, and incorporated by reference herein.

4.2	Thirteenth Supplemental Indenture, dated January 17, 2017, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, with respect to the Floating Rate Notes due 2022.

4.3	Fourteenth Supplemental Indenture, dated January 17, 2017, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, with respect to the 3.450% Senior Notes due 2022.

4.4	Fifteenth Supplemental Indenture, dated January 17, 2017, by and among General Motors Financial Company, Inc., AmeriCredit Financial Services, Inc., as guarantor, and Wells Fargo Bank, National Association, as trustee, with respect to the 4.350% Senior Notes due 2027.

4.5	Form of Global Note for General Motors Financial Company, Inc.’s Floating Rate Notes due 2022 (included in Exhibit 4.2).

4.6	Form of Global Note for General Motors Financial Company, Inc.’s 3.450% Senior Notes due 2022 (included in Exhibit 4.3).

4.7	Form of Global Note for General Motors Financial Company, Inc.’s 4.350% Senior Notes due 2027 (included in Exhibit 4.4).

5.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1).